                                                                    Exhibit 10.2

                         NON-NEGOTIABLE PROMISSORY NOTE

$1,495,000.00                                                    July 30, 2007

      FOR  VALUE   RECEIVED,   FirstPlus   Development   Company  and  FirstPlus
Enterprises,  Inc., each Texas corporations (collectively,  the "MAKER"), hereby promise to pay Globalnet  Enterprises,  LLC, a  Pennsylvania  limited  liability company ("PAYEE"),  the principal amount of ONE MILLION FOUR HUNDRED NINETY FIVE
THOUSAND DOLLARS  ($1,495,000.00),  with interest on the principal amount hereof from time to time  outstanding from the date hereof at the rate of seven percent
(7%) per annum, or, if and when  applicable,  at the Default Rate (as defined in
Section 2.2 below),  such  interest and principal to be paid as set forth below, in lawful  currency  of the United  States of America in  immediately  available funds,  without  counterclaim or setoff (except as provided herein) and free and clear of, and without  any  deduction  or  withholding  for,  any taxes or other payments.

      This Note has been  delivered  pursuant  to,  and in  connection  with the closing of the  transactions  contemplated  by that  certain  Agreement  for the
Purchase and Sale of Membership  Interests,  dated the date hereof, by and among
Maker, Payee and Others (the "PURCHASE  AGREEMENT").  The Purchase Agreement and
all other agreements,  documents and instruments  collateral  thereto,  together with all amendments, replacements, increases, renewals and modifications thereof or thereto, are collectively referred herein as the "TRANSACTION DOCUMENTS".

                                    ARTICLE I

                                PAYMENT; MATURITY

      Section 1.1 Subject to Payee's  right to demand  payment of principal  and accrued  interest as otherwise set forth in this Note,  the principal  amount of this Note, and interest thereon,  shall be due and payable in a lump sum on July
___, 2009 (the "MATURITY DATE").

      Section 1.2 All computations of interest shall be made on the basis of the actual number of days elapsed in a three hundred sixty (360) day year.

      Section 1.3 The principal  amount of this Note is  pre-payable in whole or in part at any time,  without premium or penalty;  provided,  however,  that any such  prepayment is accompanied by payment of all accrued and unpaid interest on the amount  prepaid to the date of  prepayment  and payment of all other amounts due and payable hereunder.

      Section 1.4 All  payments  shall be applied  first to payment of all fees, expenses and other amounts due to Payee (excluding principal and interest), then to accrued  interest,  and the  balance on  account  of  outstanding  principal;
provided,  however,  that after an Event of Default hereunder,  payments will be applied to the  obligations  of Maker to Payee as Payee  determines  in its sole discretion.

                                   ARTICLE II

                      ADDITIONAL PAYMENTS; USURY LIMITATION

      Section 2.1 From and after the Maturity Date,  either as stated in Section
1.1 hereof or as the result of a declaration of maturity made by Payee,  whether by acceleration or otherwise,  and from and after the occurrence of any Event of
Default  hereunder  irrespective  of any  declaration  of  maturity,  the entire principal  remaining unpaid hereunder,  as well as any amounts owing pursuant to
Section 2.1, shall bear interest at the rate of ten percent (10%) per annum (the
"DEFAULT RATE"), or the highest applicable lawful rate,  whichever is then less.
The  Default  Rate shall  continue  to apply  whether or not  judgment  shall be entered on this Note.  Maker  acknowledges  that: (i) such  additional rate is a material inducement to Payee to enter into the Transaction Documents; (ii) Payee would not have agreed to the terms of the  Transaction  Documents in the absence of the agreement of Maker to pay interest at the Default Rate; (iii) the Default
Rate represents  compensation for increased risk to Payee that the Note will not be  repaid;  and (iv) such rate is not a penalty  and  represents  a  reasonable estimate of compensation to Payee for losses that are difficult to ascertain.

      Section 2.2 If the entire amount of unpaid  principal and interest and any accrued  but unpaid  fees,  costs and  expenses  hereunder  are not paid in full within fifteen (15) days after the Maturity Date or following demand by Payee in accordance  with the  terms of this  Note,  Maker  shall pay to Payee a late fee equal to five percent (5%) of such amount.  Such fifteen-day period shall not be construed in any way to extend the Maturity Date. Maker  acknowledges  that: (i)
such late fee is a material  inducement  to Payee to enter into the  Transaction
Documents;  (ii)  Payee  would not have  agreed to the terms of the  Transaction
Documents in the absence of the  agreement of Maker to pay such late fee;  (iii)
such late fee represents  compensation for increased risk to Payee that the Note will not be repaid;  and (iv) such late fee is not a penalty  and  represents  a reasonable  estimate of  compensation  to Payee for losses that are difficult to ascertain.

      Section 2.3 If any  provision of this Note requires  interest  payments in excess of the highest rate  permitted by law, the provision in question shall be deemed to require only the highest  such  payment  permitted by law. Any amounts theretofore  received  by Payee  hereunder  in excess of the  maximum  amount of interest  so  permitted  to be  collected  by Payee shall be applied by Payee in reduction of the  outstanding  principal  balance  hereof or, if this Note shall have  theretofore been paid in full, the amount of such excess shall be promptly returned by Payee to the Maker.  Any judgment  obtained  for sums due  hereunder shall accrue interest at the Default Rate as aforesaid until paid.

                                   ARTICLE III

                                     DEFAULT

      Section 3.1 Each of the  following  shall  constitute  an event of default hereunder (an "EVENT OF DEFAULT"):

            (a) The  nonpayment  of principal  and interest due hereunder on the
Maturity Date.

            (b) The  nonpayment  within fifteen (15) days of the date when first due of any sum payable under this Note other than the principal and interest due hereunder.

            (c) Default in the  performance  of any  obligations,  agreements or covenants of Maker hereunder or under any of the other Transaction Documents.

            (d) Any  representation or warranty made by Maker hereunder or under any of the other  Transaction  Documents is untrue in any material respect as of the date hereof,  or becomes untrue in any material  respect prior to all of the obligations hereunder being fully, finally and irrevocably paid.

            (e) The entry of a judgment or judgments  against Maker in excess of
$250,000 in the aggregate and the failure of Maker to discharge or bond over the judgment(s) within twenty (20) days of the entry thereof.

            (f) The filing by or on behalf of or against  Maker of a petition of bankruptcy  or a petition to take  advantage of any  insolvency  act  including, without  limitation,  a petition for reorganization,  arrangement,  composition, readjustment, liquidation, dissolution or similar relief under any bankruptcy or insolvency  law,  which is not withdrawn or dismissed  within sixty (60) days of filing, or any assignment for the benefit of creditors by Maker.

            (g) The dissolution or termination of existence of Maker.

            (h) Any material adverse change in Maker's financial  condition from the financial  condition thereof represented and/or disclosed to Payee as of the date hereof.  For the purposes hereof,  "material adverse change" shall mean any event that Maker's parent corporation, FirstPlus Financial Group, Inc., would be obligated to report under Item 2.04 of a Current  Report on Form 8-K filed under the Securities and Exchange Act of 1934, as amended.

      Section 3.2 REMEDIES.

            (a) Upon the  occurrence of an Event of Default,  Payee may exercise any right,  power or remedy permitted by law or as set forth herein or in any of the other  Transaction  Documents  and,  without  limiting the generality of the foregoing, Payee shall thereupon have the right at its option and without notice to Maker to declare the entire unpaid  principal  amount hereof and all interest accrued hereon,  and all other sums guaranteed by the Purchase  Agreement to be, and such principal,  interest and other sums shall thereupon  become,  forthwith due and payable.  The failure by Payee to exercise the acceleration option shall not constitute a waiver of its right (i) to exercise the acceleration  option at any other time so long as that Event of Default remains outstanding and uncured, or (ii) to exercise it upon the occurrence of another Event of Default.

            (b) In addition to all other sums due and  payable  hereunder,  upon the occurrence of any alleged Event of Default, if Payee at any time retains one or more  attorneys to enforce any  obligation of Maker  hereunder,  or to defend itself  against any claim by Maker,  whether or not suit is filed,  and Payee is wholly or  partially  successful,  then,  upon written  demand,  Maker shall pay

Payee's reasonable  attorney's fees,  expenses and litigation costs, if any. Any such attorney's  fees,  expenses and litigation  costs payable by Maker to Payee shall be payable as principal hereunder.

                                   ARTICLE IV

                                RIGHTS CUMULATIVE

      The  rights  and  remedies  of Payee as  provided  herein and in the other
Transaction  Documents  shall be cumulative and  concurrent,  and may be pursued singly,  successively  or together,  at the sole  discretion  of Payee;  and the failure to exercise any such right or remedy shall in no event be construed as a waiver  or  release  of the same.  Payee  shall  not by any act of  omission  or commission  be deemed to waive any of its  rights or  remedies  under  this Note unless  such  waiver is in  writing  and  signed by Payee,  and then only to the extent  specifically  set forth therein;  and a waiver of one event shall not be construed as  continuing or as a bar to or waiver of such right or remedy upon a subsequent event.

                                    ARTICLE V

                                     WAIVERS

      Section 5.1 Maker expressly waives presentment for payment, demand, notice of dishonor,  protest, notice of protest, diligence of collection, and any other notice of any kind, and hereby consents to any number of renewals and extensions of time of payment  hereof,  which renewals and extensions  shall not affect the liability of the Maker.  Maker further  agrees that Payee may accept,  by way of compromise or settlement,  from any one or more of the parties liable  hereunder or under any of the  other  Transaction  Documents,  a sum or sums less than the amount of this Note, and may give releases to such parties without affecting the liability  of any other  party for the  unpaid  balance.  Any such  renewals  or extensions may be made and any such partial payments  accepted or releases given without notice to any such party.

      Section  5.2 Maker  hereby  waives and  releases  all  procedural  errors, defects and imperfections in any proceedings instituted by Payee under the terms of this  Note,  or of any of the  other  Transaction  Documents,  as well as all benefit  that  might  accrue to Maker by virtue of any  present  or future  laws exempting any  property,  real,  personal or mixed,  or any part of the proceeds arising  from any sale of such  property,  from  attachment,  levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment.  Maker agrees that any real estate that may be levied upon pursuant to a judgment  obtained by virtue hereof,  or upon any writ of execution issued thereon,  may be sold upon any such writ in whole or in part in any order desired by Payee.

                                   ARTICLE VI

                                 INDEMNIFICATION

      Section 6.1 Maker hereby  agrees to  indemnify,  defend and hold Payee and
Payee's  members,  officers,  employees and agents harmless from and against any and all liabilities,  losses, injuries,  costs, expenses and damages (including,

without  limitation,  reasonable  attorneys'  fees)  which  Payee may incur as a result of or in  connection  with an Event of Default  under  this Note.  Should
Payee incur any indemnifiable  liability,  the amount thereof,  including costs, expenses and  reasonable  attorneys'  fees,  as well as interest  thereon at the
Default  Rate,  shall be  guaranteed  by FirstPlus and Maker agrees to reimburse
Payee immediately upon demand.

      Section  6.2 Any amounts  due and owing  hereunder  shall be offset by the
amount  of  any  Loss  (as  defined  in  the  Purchase   Agreement)   for  which
indemnification is provided under Section 7.1 of the Purchase Agreement.

                                   ARTICLE VII

                                  MISCELLANEOUS

      Section 7.1 Upon receipt of an affidavit of Payee or its representative as to the loss, theft,  destruction or mutilation of this Note, Maker will issue in lieu  thereof,  a  replacement  note in the same  principal  amount  thereof and otherwise of like tenor.

      Section  7.2 This Note shall be governed by and  construed  in  accordance with the domestic laws of the Commonwealth of Pennsylvania without giving effect to any choice or conflict of law provision or rule (whether of the  Commonwealth of Pennsylvania or any other  jurisdiction)  that would cause the application of the laws of any jurisdiction  other than the  Commonwealth of Pennsylvania.  Any and all legal proceedings  concerning the  infringement,  breach or contemplated breach of this Note shall at Payee's  election be filed in the  Commonwealth  of
Pennsylvania,  Philadelphia  County only, and the parties hereto consent to such jurisdiction and venue.

      Section 7.3 All notices,  demands or requests  required or permitted to be made  pursuant  to or under this Note must be in  writing  and  mailed,  postage prepaid and by  certified or  registered  mail,  return  receipt  requested,  or delivered  by a  reputable  independent  overnight  delivery  courier  providing written  evidence of delivery,  or by hand  delivery by a reputable  independent courier  providing  written  evidence of delivery,  addressed  to Maker,  at its principal  business  address first set forth above,  or Payee,  at its principal business address. Such notices, demands or requests shall be deemed to have been given and delivered on the earlier of the date of actual receipt  thereof or (i)
if  delivered by such an overnight  delivery  courier,  on the business day next succeeding  the date on  which  the same was  delivered  by the  sender  to such courier,  or (ii) if by United States  certified or registered mail, as of three
(3) business days after the date of mailing,  or on the date of actual  receipt, whichever  is  earlier.  Maker or Payee may  change  the  address  to which such notices, demands or requests shall be mailed hereunder by written notice of such new address  mailed to the other party hereto in accordance  with the provisions of this Section.  Notice given by legal counsel on behalf of any person shall be deemed to be given by such person.

      Section 7.4 The  provisions of this Note are deemed to be  severable,  and the invalidity or  unenforceability  of any provision shall not affect or impair the  remaining  provisions  which shall  continue  in full force and effect.  In determining the meaning hereof, no term shall be construed against the drafter.

      Section 7.5 Whenever  used,  the singular  shall  include the plural,  the plural  the  singular,  and the use of any  gender  shall be  applicable  to all genders.  The headings  preceding the text of the sections and paragraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this Note nor shall they affect its meaning, construction or effect. The word
"Maker" whenever used herein is intended to and shall be construed to mean Maker or their  successors  and  assigns.  The word  "Payee"  whenever  used herein is intended  to and  shall be  construed  to mean the  Payee,  its  successors  and assigns. This Note and all rights and powers granted hereby shall bind Maker and its respective  successors and assigns and inure to the benefit of Payee and its successors and assigns.  The word "person" shall mean  individual,  corporation,
partnership,   limited  liability  company,   joint  venture  or  unincorporated
association.  The use of any gender  shall  include all  genders.  The  singular number  shall  include the plural and the plural the singular as the context may require.

      Section 7.6 Each of the entities  comprising Maker represents and warrants that it:  (i) has the  legal  capacity,  power  and  authority  (including  full corporate  power and  authority) to execute and deliver this Note and to perform its  obligations  hereunder;  (ii) has taken all  corporate and other actions or proceedings  to  authorize  and permit its  execution  and  delivery  hereof and performance of its obligations hereunder;  (iii) has duly executed and delivered
this  Note,  which  constitutes  its  legal,  valid  and  binding   obligations,
enforceable  in  accordance  with their  terms and  conditions;  and (iv) is not required to give any notice to any third party in connection  herewith.  Each of the entities  comprising Maker represents and warrants that: (a) its exact legal names are as set  forth in the first  paragraph  of this  Note;  and (b) it is a corporation duly  incorporated,  and validly existing and in good standing under the laws of the  jurisdiction of its  incorporation,  organization or formation, and has full power and authority to execute,  deliver and comply with this Note, and to carry on its business as it is now being  conducted  and is duly licensed or qualified as a foreign limited  liability  company in good standing under the laws of each  other  jurisdiction  in which the  character  or  location  of the properties owned by it or the business  transacted by it requires such licensing or qualification,  except where the failure to be so licensed or qualified would not have a  material  adverse  effect on the  assets,  business,  operations  or financial  condition of Maker or the ability of Maker to perform its obligations hereunder.

      Section  7.7 The  liabilities  and  obligations  under  this Note shall be binding upon the successors and assigns of Maker.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, intending to be legally bound hereby, Maker has caused the execution and delivery of this Note by its duly authorized officer as of the date first above written.

                                 MAKER:

                                 FirstPlus Development Company
                                     a Texas corporation

                                 BY: /s/ William Bianco
                                    --------------------------------------------
                                      Name:  William Bianco
                                      Title: President

                                 FirstPlus Enterprises, Inc.
                                     a Texas corporation

                                 BY: /s/ John W. Maxwell
                                    --------------------------------------------
                                      Name:  John W. Maxwell
                                      Title: President

      The  undersigned  hereby  guarantees  the payment and  performance  of the liabilities and obligations of Maker hereunder.

                                 FirstPlus Financial Group, Inc.
                                     a Nevada corporation

                                 BY: /s/ John W. Maxwell
                                    --------------------------------------------
                                      Name:  John W. Maxwell
                                      Title: President and Chief
                                             Executive Officer